UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21758

CLIPPER FUNDS TRUST
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2014
Date of reporting period: December 31, 2014

____________________

ITEM 1.  REPORT TO STOCKHOLDERS

CLIPPER FUNDSM

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include "forward looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like "believe," "expect," "anticipate," or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Fund's Prospectus or more current performance information by calling Investor Services at 1-800-432-2504 or on Clipper Fund's website (www.clipperfund.com).

CLIPPER FUNDSM	Table of Contents

Shareholder Letter	2

Management's Discussion of Fund Performance	10

Fund Overview	12

Expense Example	14

Schedule of Investments	15

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes in Net Assets	19

Notes to Financial Statements	20

Financial Highlights	25

Report of Independent Registered Public Accounting Firm	26

Federal Income Tax Information	27

Matters Submitted to a Vote of Shareholders	28

Privacy Notice and Householding	29

Trustees and Officers	30

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund Prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund's website at www.clipperfund.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund's website at www.clipperfund.com, and (iii) on the SEC's website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-432-2504, on the Fund's website at www.clipperfund.com, and on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CLIPPER FUNDSM	Shareholder Letter

Clipper Fund's results for 2014 continued the trend of recent years in which the value of each dollar entrusted to our management increased at a satisfactory rate but this rate lagged the even stronger returns of the S&P 500® Index. Specifically, shareholder wealth in Clipper Fund increased a cumulative 8%, 62% and 91% over the last one, three and five years respectively.1 But as shown below, these good absolute returns trailed the market averages.

Average Annual Total Returns as of December 31, 2014
	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years	Since Inception (1/1/06)[2]
Clipper Fund	7.75%	17.55%	13.78%	4.29%	6.99%	10.43%	4.81%
S&P 500® Index	13.69%	20.41%	15.45%	7.67%	4.24%	9.85%	7.99%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost. The total annual operating expense ratio as of the most recent prospectus was 0.75%. The total annual operating expense ratio may vary in future years. Current performance may be higher or lower than the performance quoted. For most recent month-end performance, visit clipperfund.com or call 800-432-2504. The Fund received favorable class action settlements from companies that it no longer owns. These settlements had a material impact on the investment performance of the Fund in 2009. These were one-time events that are unlikely to be repeated. Clipper Fund was managed from inception, February 29, 1984, until December 31, 2005 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

As Clipper Fund's managers, we have two objectives: to earn a satisfactory absolute investment return and to generate relative results in excess of the S&P 500® Index. For most of the periods reflected in the chart above, we have fired on only one cylinder. Although we consider absolute returns paramount, we do not consider the results shown here satisfactory and have ground to make up. However, the fact each dollar entrusted to us since we began managing Clipper near the highs of the last bull market is now worth 52% more despite the real estate bubble, the financial crisis, the great recession, the euro crisis, and the collapse of many well-regarded financial institutions means at least shareholder wealth has grown through these unprecedented times.1

Our focus on growing the absolute value of the funds entrusted to our care is driven in part by our significant co-investment. With more than $100 million of our families' and colleagues' money invested alongside our shareholders, we always remember the wisdom of the old saying, "You can't eat relative returns."3 Our focus on absolute growth is also driven by our stewardship responsibility to Clipper Fund's shareholders. Whether saving for retirement, a child's education or some other purpose, shareholders are entrusting their savings to us with the hope we will help them achieve their financial goals by growing the value of their savings over the long term.

To achieve the goal of growing shareholder wealth over the long term, we invest exclusively in equities, using our time-tested research approach to seek out durable, well-managed businesses that can be purchased at attractive valuations. Although at times the rate of growth we achieve may be faster or slower, our steadfast focus on equities combined with an investment discipline centered on research, careful stock selection and a long-term perspective has helped us increase the value of our clients' savings.

This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct.  Equity markets are volatile and an investor may lose money. Past performance is not a guarantee of future results.
1 Past performance is not a guarantee of future results.
2 Date shown is the day Davis Advisors began management of the fund. Prior to that date, the Fund was managed by a different investment adviser.
3 As of December 31, 2014.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

However, we have not and will not retreat from our secondary goal of achieving returns that exceed the S&P 500® Index. As active managers, we know we will go through periods when our results trail the market, particularly when indexing and other momentum-based strategies are galloping ahead. We have been through such times before and have always emerged in a strong position. For example, in the late 1990s the S&P 500® Index surged ahead and disciplined, value investors like us were considered dinosaurs. But when the bubble burst in 2000, many of these dinosaurs posted the best relative results of their careers. For example, under the management of our predecessor, Clipper Fund outperformed the Index by a stunning 46% in 2000 and went on to outperform for the next one, three, five, and 10 year stretches.4 Although not directly comparable to Clipper, Davis New York Venture Fund, a more diversified fund we managed at the time outperformed by 19% after the bubble burst and similarly went on to outperform for the next one, three, five and 10 year periods.5 While we do not know when the current cycle will end, we remain confident the investment discipline that has served us well for more than 45 years will continue to do so.

Average Annual Total Returns as of December 31, 2014
Davis New York Venture Fund Class A	1 Year	5 Years	10 Years
with a maximum 4.75% sales charge	1.49%	10.44%	5.70%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost. The total annual operating expense ratio for Class A shares as of the most recent prospectus was 0.86%. The total annual operating expense ratio may vary in future years. Returns and expenses for other classes of shares will vary. Current performance may be higher or lower than the performance quoted. For most recent month-end performance, visit davisfunds.com or call 800-279-0279.

This history combined with a long record of satisfactory absolute returns convinces us our research-driven, stock-specific approach should continue to add value over time. However, before looking ahead, delving a bit more deeply into what has worked and not worked in the recent periods when our absolute returns have been good but our relative results have lagged is worthwhile. In the plus column, the strong performance of a number of our core holdings such as American Express, Wells Fargo, Berkshire Hathaway, Costco, and Google have made them significant contributors to our returns over the last several years.6 Moreover, during this period, we believe the competitive advantages of these first-class businesses have only increased, giving us confidence in their future prospects as well. In the negative column, our relative results have been hurt most by our decision to avoid a number of companies and sectors that have done especially well. In other words, for the most part, we have been more hurt by the strong performance of stocks we chose not to own than by the weak performance of those we own. For example, although companies with high current dividend yields are currently in fashion, we have avoided or sold most of these stocks because of their below-average growth rates and above-average valuations. Similarly, we have generally steered clear of companies with high leverage ratios that benefit from current low interest rates but risk significant problems if the environment changes. We have also chosen to underweight some of the largest companies in the S&P 500® Index despite the fact these companies currently benefit from the flow of funds into exchange-traded funds and S&P 500® Index funds because their already enormous size may make future growth more difficult. Finally, and not surprisingly, because we question their long-term durability and competitive advantages, we do not own a number of companies that are current investor darlings.

4 Past performance is not a guarantee of future results.
5 Davis New York Venture Fund is sold under a separate prospectus. Class A shares without a sales charge. Past performance is not a guarantee of future results.
6 Individual securities are discussed in this piece. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. The return of a security to the Fund will vary based on weighting and timing of purchase. This is not a recommendation to buy, sell or hold any specific security. Past performance is not a guarantee of future results.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Our decision to avoid these companies rests on our experience, judgment and analysis, all of which indicate they are either overvalued or riskier than they appear. While we are never happy with lagging results, we stand by our analysis and remain comfortable with our Portfolio positioning, particularly given the uncertain world. If we are correct, then the relative drag we have suffered by not owning these companies will reverse in the years ahead.

Even more than our avoidance of companies we consider overvalued and risky, our future returns will be driven by the companies we do own. Our Portfolio of well-managed and undervalued businesses should compound wealth over the long term. While we make each investment based on company-specific research and analysis, we believe five general themes should drive improved results in the years ahead.

First, and most important, the core of the Portfolio includes companies whose long-term returns will be driven by the fundamental competitive advantages that each has built over time. For example, leaders like Costco, Amazon and American Express and specialists like Texas Instruments, Berkshire Hathaway and Markel have significant cost and scale advantages that should drive earnings growth for years, if not decades, to come. Perhaps more important, the competitive advantages at each of these companies have been enhanced by a culture of disciplined capital allocation and high reinvestment rates on retained capital. Whether looking at the returns generated when Costco opens new stores, Texas Instruments expands their manufacturing operations, Amazon invests in new growth areas or Berkshire Hathaway and Markel pursue targeted acquisitions, each of these companies has generated more than a dollar of market value for each dollar the business retained. While the short-term stock performance of companies such as these may be driven by the vagaries of market sentiment, their long-term returns will be driven by the growth and durability of their underlying business. Put simply, we feel that these businesses should be long-term compounding machines.

Second, we own a number of companies that are involved in transformative mergers or significant capacity expansion projects that should improve future long-term value though they diminish near-term results. For example, Sysco and Lafarge have each announced mergers that combine two of the largest companies in their respective industries. Rather than just overhyped synergies, such mergers tend to transform an industry, leading to both cost savings and improved pricing. After such transactions are announced but before they close, the companies' shares can languish with uncertainty providing the opportunity to buy them before the benefits are clear to others. We expect these mergers to be completed and result in highly satisfactory earnings growth in the years ahead. Similarly, Las Vegas Sands is nearing the end of a significant capital spending project that should improve long-term value but has diminished short-term results. As a result, the company is likely to benefit as new earning assets are brought online.

Third, the already strong returns at a number of our most important financial holdings should be enhanced as a number of current headwinds gradually reverse in the years ahead. For example, changes in the regulatory environment following the financial crisis required profitable industry leaders like Bank of New York Mellon and Wells Fargo to build significant capital reserves, which limited their ability to further reinvest for growth, repurchase shares or substantially increase dividends. These companies are now unambiguously well capitalized and therefore face the happy prospect of increasing returns to shareholders. In addition, the already robust earnings of these holdings and others such as Charles Schwab are poised to benefit further should interest rates normalize.

Fourth, the number of investors making decisions based on rigid, computer-screening programs has surged. This approach suffers from several fundamental problems, the most important of which is the data is historical and not forward looking. As Warren Buffett said, "If merely looking up past financial data would tell you what the future holds, the Forbes 400 would consist of librarians." At a time when more decisions are based on computer systems and screening methodologies, companies with GAAP (generally accepted accounting principles) anomalies can be significantly mispriced, creating attractive investment opportunities. For example, the financial statements of a holding like Liberty Global include significant noncash charges that distort their true earnings power. These distortions (and others like them) allow us to own an industry-leading growth company at an attractive valuation. We expect Liberty Global's true cash earnings to drive its returns over time, though we cannot predict exactly when or if the company will be rewarded by the market.

Finally, we own two leading health care companies whose stock prices may have been adversely affected by the uncertainties surrounding the roll out of ObamaCare. As the dust settles, investors should come to realize that companies such as UnitedHealth Group and LabCorp have not only adapted but are actually thriving in the new environment. The removal of this ambiguity should lead to improved valuations in the years ahead.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Taking these themes together, we believe our Portfolio is in a strong position to grow shareholder savings. Although filled with familiar and durable companies, many of which are household names, the Portfolio looks nothing like the S&P 500® Index. In fact, only two of our holdings are among the top 25 companies included in the S&P 500® Index. This positioning provides a useful reminder we are true active managers, willing to own companies whose prospects are bright even if their stocks are not currently in favor. As a result, we occasionally think of the Portfolio as a garden. While part of the Portfolio is always blooming, we are also constantly planting seeds that will come to fruition in a different season. Knowing the companies we own, we are convinced the returns we have not earned today will be earned in future years.

Looking beyond these portfolio-specific investment themes, certain core investment principles have served us well for more than 45 years and remain central to our investment approach. These include experience, research rigor, a willingness to be different, and patience. We also try to avoid attempts to predict the unpredictable. Whether considering short-term changes in interest rates, stock prices or macro-economic data, overwhelming evidence suggests such forecasts are futile. As John Kenneth Galbraith famously said, "The only function of economic forecasting is to make astrology look respectable." Recognizing that a picture is worth a thousand words, the chart below shows the average prediction of Wall Street's top strategists in gold and the actual market return in blue. Although I am not a statistician, those lines certainly appear uncorrelated.

In looking at the broader investment environment, we try to be neither optimistic nor pessimistic but rather realistic. Too often, investors only look for data that confirms their existing biases. The pessimists highlight how far the market has come from its lows, the instability of the geopolitical environment, the folly of Washington, problematic unemployment and record high profit margins. The optimists point to improving economic conditions, strengthening balance sheets, economic and market resiliency, and the attractiveness of equities in contrast to other major asset classes. Investors with a rational approach must incorporate the truths in both these views and invest accordingly. This requires the patience and resolve to withstand inevitable setbacks and the conviction and confidence to invest in an inherently uncertain world.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

One final tenet of our approach that deserves mentioning applies to all aspects of investing from our research on individual stocks to the evaluation of other investment firms. This tenet recognizes the power of incentives and insists on an alignment of interests with our clients. At Davis Advisors, for example, we are owner operators with huge sums of our money invested alongside our clients in all of our equity funds. As mentioned at the beginning of this report, we have more than $100 million of this money in Clipper Fund alone. The alignment of interests that comes from co-investment is central to our culture and rarer in the industry than we would have imagined. In fact, of the 7,700 funds tracked by Morningstar, nearly half are run by managers who do not have a single penny in their own funds and only 12% are run by managers who have more than $1 million invested alongside their shareholders.7 Because of our belief in the power of incentives and the alignment of interests, we do not own a single investment on behalf of our clients in which company management has less than a million dollars invested alongside shareholders. We do not know why investment firms should be any different.

Conclusion

In managing Clipper Fund, we are steadfastly committed to helping our clients achieve their goals by growing the value of the savings entrusted to our care. We are mindful of our responsibility and grateful for the trust you have placed in us.

I would like to end by recognizing and thanking my colleagues. Each day, I am lucky enough to come to work with a group of individuals who combine intelligence, integrity, diligence, stewardship, and humility. Among this wonderful group, my partner Danton Goei has served as an exemplar for more than 16 years and I would particularly like to thank him.

Sincerely,

Christopher C. Davis	Danton G. Goei
President & Portfolio Manager	Portfolio Manager

February 3, 2015

7 Sara Max, "Fund Managers Who Invest Elsewhere," Barron's, July 12, 2014.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Before investing in Davis New York Venture Fund, you should carefully consider the Fund's investment objective, risks, charges, and expenses. The prospectus contains this and other information about the Fund. You can obtain a current Davis New York Venture Fund prospectus by visiting davisfunds.com or calling 800-279-0279. Please read the prospectus carefully before investing or sending money.

This report is authorized for use by existing shareholders. A current Clipper Fund prospectus must accompany or precede this material if it is distributed to prospective shareholders. You should carefully consider the Fund's investment objective, risks, fees, and expenses before investing. Read the prospectus carefully before you invest or send money.

This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. These comments may also include the expression of opinions that are speculative in nature and should not be relied on as statements of fact.

Objective and Risks. Clipper Fund's investment objective is long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The Fund invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Fund are: stock market risk: stock markets have periods of rising prices and periods of falling prices, including sharp declines; manager risk: poor security selection may cause the Fund to underperform relevant benchmarks; common stock risk: an adverse event may have a negative impact on a company and could result in a decline in the price of its common stock; large-capitalization companies risk: companies with $10 billion or more in market capitalization generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies; mid- and small-capitalization companies risk: companies with less than $10 billion in market capitalization typically have more limited product lines, markets and financial resources than larger companies, and may trade less frequently and in more limited volume; headline risk: the Fund may invest in a company when the company becomes the center of controversy. The company's stock may never recover or may become worthless; focused portfolio risk: investing in a limited number of companies causes changes in the value of a single security to have a more significant effect on the value of the Fund's total portfolio; financial services risk: investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to systemic risk, regulatory actions, changes in interest rates, non-diversified loan portfolios, credit, and competition; foreign country risk: foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified; As of December 31, 2014, the Fund had approximately 8.5% of assets invested in foreign companies; foreign currency risk: the change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency; depositary receipts risk: depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange; and fees and expenses risk: the Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. See the prospectus for a complete description of the principal risks.

Objective and Risks. Davis New York Venture Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The Fund invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Fund are: stock market risk: stock markets have periods of rising prices and periods of falling prices, including sharp declines; manager risk: poor security selection may cause the Fund to underperform relevant benchmarks; common stock risk: an adverse event may have a negative impact on a company and could result in a decline in the price of its common stock; large-capitalization companies risk: companies with $10 billion or more in market capitalization generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies; mid- and small-capitalization companies risk: companies with less than $10 billion in market capitalization typically have more limited product lines, markets and financial resources than larger companies, and may trade less frequently and in more limited volume; headline risk: the Fund may invest in a company when the company becomes the center of controversy. The company's stock may never recover or may become worthless; financial services risk: investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to problems affecting financial companies; foreign country risk: foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified. As of December 31, 2014, the Fund had approximately 15.0% of assets invested in foreign companies; emerging market risk: securities of issuers in emerging and developing markets may present risks not found in more mature markets; foreign currency risk: the change in value of a foreign currency

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency; depositary receipts risk: depositary receipts may trade at a discount (or premium) to the underlying security and may be less liquid than the underlying securities listed on an exchange; and fees and expenses risk: the Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. See the prospectus for a complete description of the principal risks.

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions include "forward-looking statements" which may or may not be accurate over the long term. Forward-looking statements can be identified by words like "believe," "expect," "anticipate," or similar expressions. You should not place undue reliance on forward-looking statements, which are current as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.

The information provided in this material should not be considered a recommendation to buy, sell, or hold any particular security. As of December 31, 2014, the top ten holdings of Clipper Fund were:

Berkshire Hathaway Inc., Class A	11.55%
Bank of New York Mellon Corp.	9.46%
American Express Co.	9.24%
UnitedHealth Group Inc.	5.97%
Markel Corp.	5.85%
Costco Wholesale Corp.	5.80%
Google Inc.*	5.72%
Amazon.com, Inc.	5.51%
Lafarge S.A.	4.87%
Wells Fargo & Co.	4.01%

As of December 31, 2014, the top ten holdings of Davis New York Venture Fund were:

Bank of New York Mellon Corp.	7.00%
Wells Fargo & Co.	6.94%
Google Inc.*	6.03%
American Express Co.	5.98%
Berkshire Hathaway Inc., Class A	5.21%
Amazon.com, Inc.	4.29%
Liberty Global PLC, Series C	3.83%
Express Scripts Holding Co.	3.68%
UnitedHealth Group Inc.	3.30%
CarMax, Inc.	2.79%

*Google Inc. holding includes Class A and Class C.

Clipper Fund and Davis Funds have adopted Portfolio Holdings Disclosure policies that govern the release of non-public portfolio holding information. These policies are described in the prospectuses. Holding percentages are subject to change. Visit clipperfund.com or call 800-432-2504, or visit davisfunds.com or call 800-279-0279 for the most current public portfolio holdings information.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Clipper Fund was managed from inception, February 29, 1984, until December 31, 2005 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

Broker-dealers and other financial intermediaries may charge Davis Advisors substantial fees for selling its funds and providing continuing support to clients and shareholders. For example, broker-dealers and other financial intermediaries may charge: sales commissions; distribution and service fees; and record-keeping fees. In addition, payments or reimbursements may be requested for: marketing support concerning Davis Advisors' products; placement on a list of offered products; access to sales meetings, sales representatives and management representatives; and participation in conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. Financial advisors should not consider Davis Advisors' payment(s) to a financial intermediary as a basis for recommending Davis Advisors.

We gather our index data from a combination of reputable sources, including, but not limited to, Thomson Financial, Lipper and index websites.

The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in an index.

After April 30, 2015, this material must be accompanied by a supplement containing performance data for the most recent quarter end.

Shares of the Clipper Fund and Davis New York Venture Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

12/14 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, 800-432-2504, clipperfund.com.

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CLIPPER FUNDSM	Management's Discussion of Fund Performance

Performance Overview

Clipper Fund ("Fund") delivered a total return on net asset value of 7.75% for the year ended December 31, 2014 ("Period"). Over the same Period, the Standard & Poor's 500® Index ("Index") returned 13.69%. All but one of the sectors1 within the Index had positive returns over the Period. The sectors within the Index that turned in the strongest performance over the Period were Utilities, Health Care, and Information Technology. The only sector within the Index that turned in negative performance over the Period was Energy. Other weaker performing sectors were Telecommunication Services and Materials, although the performance was still positive over the Period.

The Fund's Absolute Performance

Financial companies were the most important contributor2 to the Fund's absolute performance over the Period. Berkshire Hathaway3 was the most important contributor to the Fund's performance over the Period. Bank of New York Mellon, Markel, Wells Fargo, and Charles Schwab were also among the most important contributors to performance. Loews, Alleghany, Julius Baer, and Ameriprise Financial were among the most important detractors from performance (the Fund no longer holds any of these securities).

Health Care companies were the second most important contributor to the Fund's absolute performance. UnitedHealth Group and Laboratory Corp. of America were among the most important contributors to performance.

Consumer Staple companies were also an important contributor to the Fund's absolute performance. Costco Wholesale was among most important contributors to performance and Diageo (which is no longer a holding) was among the most important detractors from performance.

Energy companies were the most important detractor from the Fund's absolute performance. Encana, a new holding in 2014, was the most important detractor from performance. Canadian Natural Resources (which is no longer a holding) was among the most important contributors to performance.

Consumer Discretionary companies were the second most important detractor from the Fund's absolute performance. Las Vegas Sands and Bed Bath & Beyond (which is no longer a holding) were among the most important detractors from performance. Liberty Global was among the most important contributors to performance.

The Fund had approximately 8% of its net assets invested in foreign companies at December 31, 2014. As a whole, those companies under-performed the domestic companies held by the Fund.

The Fund's Relative Performance

The Fund under-performed the Index over the Period.  Information Technology companies were the most important detractor from the Fund's performance relative to the Index over the Period. The Fund's Information Technology companies significantly under-performed the corresponding sector within the Index. The Fund also suffered from a lower average weighting than the Index.

Consumer Discretionary companies were the second most important detractor from the Fund's relative performance. The Fund's Consumer Discretionary companies significantly under-performed the corresponding sector within the Index and had a slightly lower average weighting.

Energy companies were the most important contributor to the Fund's relative performance. The Fund's Energy companies under-performed the corresponding sector within the Index but benefited from a lower average weighting.

The Fund's cash position over the Period detracted from relative performance in a rising market.

Clipper Fund's investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk; focused portfolio risk, financial services risk, foreign country risk, foreign currency risk; depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Clipper Fund focuses its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

1    The companies included in the Standard & Poor's 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2    A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3  This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

CLIPPER FUNDSM	Management's Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Clipper Fund versus the Standard & Poor's 500® Index over 10 years for an investment made on December 31, 2004

Average Annual Total Return for periods ended December 31, 2014

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund's Inception (02/29/84)	Gross Expense Ratio	Net Expense Ratio
Clipper Fund	7.75%	13.78%	4.29%	11.75%	0.74%	0.74%
Standard & Poor's 500® Index	13.69%	15.45%	7.67%	11.39%

In 2009, the Fund received favorable class action settlements from companies which it no longer owns.  These settlements had a material impact on the investment performance of the Fund, adding approximately 5% to the Fund's total return in 2009. This was a one-time event that is unlikely to be repeated.

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Clipper Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For more current information please call Clipper Fund Investor Services at 1-800-432-2504.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006.  A different investment adviser managed the Fund through December 31, 2005.

CLIPPER FUNDSM	Fund Overview
December 31, 2014

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/14 Net Assets)		(% of 12/31/14 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	89.57%	Diversified Financials	34.86%	5.31%
Common Stock (Foreign)	8.45%	Information Technology	11.12%	19.66%
Short-Term Investments	2.02%	Food & Staples Retailing	9.62%	2.50%
Other Assets & Liabilities	(0.04)%	Health Care	9.30%	14.21%
	100.00%	Insurance	7.74%	2.79%
		Retailing	5.62%	4.42%
		Banks	5.25%	6.11%
		Materials	4.97%	3.17%
		Consumer Services	3.94%	1.70%
		Media	3.93%	3.56%
		Energy	3.65%	8.44%
		Capital Goods	–	7.54%
		Food, Beverage & Tobacco	–	5.20%
		Other	–	15.39%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 12/31/14 Net Assets)
Berkshire Hathaway Inc., Class A	Diversified Financial Services	11.55%
Bank of New York Mellon Corp.	Capital Markets	9.46%
American Express Co.	Consumer Finance	9.24%
UnitedHealth Group Inc.	Health Care Equipment & Services	5.97%
Markel Corp.	Property & Casualty Insurance	5.85%
Costco Wholesale Corp.	Food & Staples Retailing	5.80%
Google Inc.*	Software & Services	5.72%
Amazon.com, Inc.	Retailing	5.51%
Lafarge S.A.	Materials	4.87%
Wells Fargo & Co.	Banks	4.01%

*Google Inc. holding includes Class A and Class C.

CLIPPER FUNDSM	Fund Overview – (Continued)
December 31, 2014

New Positions Added (01/01/14 - 12/31/14)
(Highlighted positions are those greater than 4.00% of the Fund's 12/31/14 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/14 Net Assets
Amazon.com, Inc.	Retailing	05/09/14	5.51%
Charles Schwab Corp.	Capital Markets	02/26/14	3.92%
Encana Corp.	Energy	09/03/14	3.58%
International Business Machines Corp.	Software & Services	09/16/14	–
Lafarge S.A.	Materials	02/06/14	4.87%
Las Vegas Sands Corp.	Consumer Services	02/05/14	3.86%
Liberty Global PLC, Series C	Media	02/24/14	3.85%
Sysco Corp.	Food & Staples Retailing	02/06/14	3.63%

Positions Closed (01/01/14 - 12/31/14)
(Gains and losses greater than $18,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)

Alleghany Corp.	Reinsurance	02/25/14	$15,306,227
Ameriprise Financial, Inc.	Capital Markets	01/30/14	22,937,816
Bed Bath & Beyond Inc.	Retailing	06/18/14	4,058,040
Brasil Pharma S.A.	Food & Staples Retailing	02/04/14	(3,406,226)
Canadian Natural Resources Ltd.	Energy	10/28/14	12,383,016
Cielo S.A.	Diversified Financial Services	01/15/14	4,083,148
CVS Health Corp.	Food & Staples Retailing	09/17/14	67,141,887
Diageo PLC	Food, Beverage & Tobacco	02/05/14	7,154,087
Hewlett-Packard Co.	Technology Hardware & Equipment	02/05/14	(8,906,526)
International Business Machines Corp.	Software & Services	10/28/14	(5,992,421)
Julius Baer Group Ltd.	Capital Markets	10/28/14	7,756,447
Loews Corp.	Multi-line Insurance	09/15/14	26,308,244
Microsoft Corp.	Software & Services	10/28/14	6,859,696
Oaktree Capital Group LLC, Class A	Capital Markets	02/25/14	12,235,284
RHJ International	Capital Markets	02/21/14	(18,916,027)

CLIPPER FUNDSM	Expense Example

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses.  The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended December 31, 2014.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (07/01/14-12/31/14)

Actual	$1,000.00	$1,016.79	$3.76
Hypothetical	$1,000.00	$1,021.48	$3.77

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund's annualized operating expense ratio (0.74%)**, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

CLIPPER FUNDSM	Schedule of Investments
December 31, 2014

	Shares/Units	Value (Note 1)
COMMON STOCK – (98.02%)
CONSUMER DISCRETIONARY – (13.22%)
Consumer Services – (3.86%)
Las Vegas Sands Corp.	736,500	$42,834,840
Media – (3.85%)
Liberty Global PLC, Series C *	884,000	42,706,040
Retailing – (5.51%)
Amazon.com, Inc. *	196,900	61,107,915
	Total Consumer Discretionary	146,648,795
CONSUMER STAPLES – (9.43%)
Food & Staples Retailing – (9.43%)
Costco Wholesale Corp.	453,791	64,324,874
Sysco Corp.	1,015,000	40,285,350
		104,610,224
	Total Consumer Staples	104,610,224
ENERGY – (3.58%)
Encana Corp. (Canada)	2,860,160	39,670,419
	Total Energy	39,670,419
FINANCIALS – (46.91%)
Banks – (5.15%)
SKBHC Holdings LLC *(a)	2,076	12,601,638
Wells Fargo & Co.	811,300	44,475,466
		57,077,104
Diversified Financials – (34.17%)
Capital Markets – (13.38%)
Bank of New York Mellon Corp.	2,585,889	104,909,517
Charles Schwab Corp.	1,439,500	43,458,505
		148,368,022
Consumer Finance – (9.24%)
American Express Co.	1,101,633	102,495,934
Diversified Financial Services – (11.55%)
Berkshire Hathaway Inc., Class A *	567	128,142,000
		379,005,956
Insurance – (7.59%)
Property & Casualty Insurance – (5.85%)
Markel Corp. *	94,960	64,842,487
Reinsurance – (1.74%)
Everest Re Group, Ltd.	113,500	19,329,050
		84,171,537
	Total Financials	520,254,597
HEALTH CARE – (9.12%)
Health Care Equipment & Services – (9.12%)
Laboratory Corp. of America Holdings *	323,940	34,953,126
UnitedHealth Group Inc.	654,860	66,199,797
		101,152,923
	Total Health Care	101,152,923
INFORMATION TECHNOLOGY – (10.89%)
Semiconductors & Semiconductor Equipment – (2.34%)
Texas Instruments Inc.	485,300	25,946,565

CLIPPER FUNDSM	Schedule of Investments – (Continued)
December 31, 2014

	Shares/Units/ Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Software & Services – (8.55%)
ASAC II L.P., Private Placement *(a)	24,200,000	$31,474,520
Google Inc., Class A *	60,000	31,839,600
Google Inc., Class C *	60,000	31,584,000
		94,898,120
	Total Information Technology	120,844,685
MATERIALS – (4.87%)
Lafarge S.A. (France)	769,600	54,025,988
	Total Materials	54,025,988
TOTAL COMMON STOCK – (IDENTIFIED COST $779,811,480)		1,087,207,631
SHORT-TERM INVESTMENTS – (2.02%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $6,288,028 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-3.50%, 12/01/27-10/01/28, total market value $6,413,760)	$6,288,000	6,288,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $11,530,051 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50-8.50%, 09/15/23-12/20/44, total market value $11,760,600)	11,530,000	11,530,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.18%, 01/02/15, dated 12/31/14, repurchase value of $4,612,046 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-5.50%, 03/01/21-11/01/44, total market value $4,704,240)	4,612,000	4,612,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $22,430,000)		22,430,000
Total Investments – (100.04%) – (Identified cost $802,241,480) – (b)		1,109,637,631
Liabilities Less Other Assets – (0.04%)		(494,175)
	Net Assets – (100.00%)	$1,109,143,456

*	Non-Income producing security.
(a)	Restricted Security – See Note 5 of the Notes to Financial Statements.
(b)	Aggregate cost for federal income tax purposes is $802,139,817. At December 31, 2014 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
Unrealized appreciation		$342,489,943
Unrealized depreciation		(34,992,129)
	Net unrealized appreciation	$307,497,814

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Assets and Liabilities
At December 31, 2014

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$1,109,637,631
Cash	1,157
Receivables:
Capital stock sold	896,329
Dividends and interest	304,563
Prepaid expenses	82,055
Total assets	1,110,921,735
LIABILITIES
Payables:
Capital stock redeemed	841,601
Accrued investment advisory fee	570,668
Accrued transfer agent fees	191,998
Other accrued expenses	174,012
Total liabilities	1,778,279
NET ASSETS	$1,109,143,456
SHARES OUTSTANDING	11,227,767
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$98.79
NET ASSETS CONSIST OF:
Paid in capital	$892,079,799
Undistributed net investment income	13,612
Accumulated net realized losses from investments	(90,346,106)
Net unrealized appreciation on investments and foreign currency transactions	307,396,151
Net Assets	$1,109,143,456

*Including:
Cost of Investments	$802,241,480
See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Operations
For the year ended December 31, 2014

INVESTMENT INCOME:
Income:
Dividends*		$13,445,778
Interest		25,409
Total income		13,471,187

Expenses:
Investment advisory fees (Note 3)	$6,690,960
Custodian fees	156,751
Transfer agent fees	1,437,204
Audit fees	49,200
Legal fees	40,115
Reports to shareholders	117,967
Directors'/Trustees' fees and expenses	88,268
Registration and filing fees	45,765
Excise tax expense (Note 1)	5,168
Miscellaneous	408,604
Total expenses		9,040,002
Net investment income		4,431,185
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
	Investment transactions	263,802,552
	Foreign currency transactions	(20,672)
Net realized gain		263,781,880
Net decrease in unrealized appreciation		(177,914,979)
Net realized and unrealized gain on investments and foreign currency transactions		85,866,901
Net increase in net assets resulting from operations		$90,298,086
*Net of foreign taxes withheld as follows		$365,694
See Notes to Financial Statements

CLIPPER FUNDSM	Statements of Changes in Net Assets

	Year ended December 31,
	2014	2013

OPERATIONS:
Net investment income	$4,431,185	$6,678,340
Net realized gain from investments and foreign currency transactions	263,781,880	16,122,890
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	(177,914,979)	311,808,329
Net increase in net assets resulting from operations	90,298,086	334,609,559
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,669,695)	(4,700,198)
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4)	(230,398,412)	(90,626,027)
Total increase (decrease) in net assets	(144,770,021)	239,283,334
NET ASSETS:
Beginning of year	1,253,913,477	1,014,630,143
End of year*	$1,109,143,456	$1,253,913,477
*Including undistributed net investment income of	$13,612	$79,303
See Notes to Financial Statements

CLIPPER FUNDSM	Notes to Financial Statements
December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Funds Trust, a Delaware statutory trust ("Trust"), on behalf of Clipper Fund ("Fund"), a series of the Trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital growth and capital preservation. Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Fund's investment adviser, seeks to invest the Fund's assets primarily in common stocks of large companies (generally, companies with market capitalizations of $10 billion or more at the time of initial purchase) that are trading at prices below the Adviser's estimate of their intrinsic values. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business.  Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the closing bid price.  Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund's Pricing Committee and Board of Trustees. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source. Fair value determinations are subject to review, approval, and ratification by the Fund's Board of Trustees at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation standardized methodologies used by the Fund for equity securities include, but are not limited to, pricing securities by adjusting the value daily based on changes in the closing price of an underlying stock through a merger arbitrage pricing model and applying liquidity discounts. The Fund may also price partnerships by calculating the liquidation value of the investment on a daily basis using the closing price of the underlying stock and a waterfall schedule, which apportions the value of the partnership's interests based on the value of the net assets of the investment. A liquidity discount is then applied to the liquidation value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund's valuation procedures are reviewed and subject to approval by the Board of Trustees. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs*	Inputs	Total
Equity securities:
Consumer Discretionary	$146,648,795	$–	$–	$146,648,795
Consumer Staples	104,610,224	–	–	104,610,224
Energy	39,670,419	–	–	39,670,419
Financials	507,652,959	–	12,601,638	520,254,597
Health Care	101,152,923	–	–	101,152,923
Information Technology	89,370,165	–	31,474,520	120,844,685
Materials	–	54,025,988	–	54,025,988
Short-term securities	–	22,430,000	–	22,430,000
Total Investments	$989,105,485	$76,455,988	$44,076,158	$1,109,637,631

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

There were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2014.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2014:

Investment Securities:
Beginning balance	$36,147,080
Change in unrealized appreciation (depreciation)	7,929,078
Ending balance	$44,076,158

Change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2014 and included in the change in net assets for the year	$7,929,078

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the year. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
	Fair Value at	Valuation	Unobservable
Investments at Value	December 31, 2014	Technique	Input	Amount
Equity securities	$12,601,638	Anticipated merger transaction price, then applying merger uncertainty and liquidity discounts	Discount rate	12.50%

	31,474,520	Liquidation proceeds/Waterfall methodology based on underlying investment value, then applying liquidity discount	Discount rate	11.20%

The significant unobservable input used in the fair value measurement of equity securities is the discount rate, which, if changed, would affect the fair value of the Fund's investment.  An increase in the discount rate would result in a decrease in the fair value of the investment.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required. The Fund incurred a 2013 federal excise tax liability of $5,168 during the year ended December 31, 2014. The Adviser has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax is required in the Fund's financial statements related to those tax positions. The Fund's federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

At December 31, 2014, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Capital Loss Carryforwards
Expiring
12/31/2017	$84,964,000
12/31/2018	5,484,000
Total	$90,448,000
Utilized in 2014	256,851,000

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.  Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership income, and net operating losses. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended December 31, 2014, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $172,819, an increase in accumulated net realized losses from investments and foreign currency transactions of $167,651, and a decrease in paid in capital of $5,168.  Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	2014	2013
Ordinary income	$4,669,695	$4,700,198
Long-term capital gain	–	–
Return of capital	–	–
Total	$4,669,695	$4,700,198

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$13,612
Accumulated net realized losses from investments and foreign currency transactions	(90,447,769)
Net unrealized appreciation on investments	307,497,814
Total	$217,063,657

Indemnification - Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Reorganization - On December 17, 2014, Clipper Funds Trust acquired all of the net assets of Clipper Fund, Inc., pursuant to an Agreement and Plan of Reorganization and Termination ("Agreement"). The Board of Directors of Clipper Fund, Inc. approved the Agreement on March 27, 2014. The Agreement was approved by a majority of the shareholders of Clipper Fund, Inc. on November 26, 2014. Please see page 28 of this Annual Report for additional information. The reorganization was accomplished by a tax-free exchange of shares at the close of business on December 17, 2014.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2014 were $447,761,523 and $697,042,828, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund.  DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

Certain officers of the Fund are also officers of the general partner of the Adviser.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion. Advisory fees paid during the year ended December 31, 2014 approximated 0.55% of average net assets.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. ("BFDS") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended December 31, 2014 amounted to $74,387. State Street Bank and Trust Company ("State Street Bank") is the Fund's primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund's custodian.

NOTE 4 - CAPITAL STOCK

At December 31, 2014, there were unlimited shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

Year ended December 31, 2014
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares	761,930	46,166	(3,199,088)	(2,390,992)
Value	$72,079,438	$4,513,654	$(306,991,504)	$(230,398,412)

Year ended December 31, 2013
	Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares	1,529,328	49,523	(2,695,148)	(1,116,297)
Value	$123,307,176	$4,441,261	$(218,374,464)	$(90,626,027)

NOTE 5 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Trustees. The aggregate value of restricted securities amounted to $44,076,158 or 3.97% of the Fund's net assets as of December 31, 2014. Information regarding restricted securities is as follows:

Security	Acquisition Date	Units	Cost per Unit	Valuation per Unit as of December 31, 2014
ASAC II L.P., Private Placement	10/10/13	24,200,000	$1.00	$1.3006
SKBHC Holdings LLC	11/08/10	2,076	5,000.00	6,070.6475

CLIPPER FUNDSM	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Year ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$92.07	$68.86	$62.50	$61.96	$54.56

Income from Investment Operations:
Net Investment Income[a]	0.35	0.47	1.16	0.66	0.55
Net Realized and Unrealized Gains	6.78	23.09	6.54	0.75	7.48
Total from Investment Operations	7.13	23.56	7.70	1.41	8.03

Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.35)	(1.34)	(0.87)	(0.63)
Total Dividends and Distributions	(0.41)	(0.35)	(1.34)	(0.87)	(0.63)
Net Asset Value, End of Period	$98.79	$92.07	$68.86	$62.50	$61.96
Total Return[b]	7.75%	34.22%	12.31%	2.29%	14.77%

Ratios/Supplemental Data:
Net Assets, End of Period (in millions)	$1,109	$1,254	$1,015	$1,033	$1,153
Ratio of Expenses to Average Net Assets:
Gross	0.74%	0.74%	0.75%	0.75%	0.76%
Net[c]	0.74%	0.74%	0.75%	0.75%	0.76%
Ratio of Net Investment Income to Average Net Assets	0.36%	0.58%	1.74%	1.04%	0.96%
Portfolio Turnover Rate[d]	38%	8%	6%	15%	3%

a	Per share calculations were based on average shares outstanding for the period.
b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

c	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

CLIPPER FUNDSM	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Clipper Funds Trust:

We have audited the accompanying statement of assets and liabilities of Clipper Fund (a series of Clipper Funds Trust), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clipper Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 20, 2015

CLIPPER FUNDSM	Federal Income Tax Information (Unaudited)

In early 2015, shareholders received information regarding all dividends and distributions paid to them by the Fund during the calendar year 2014. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2014 with their 2014 Form 1099-DIV.

During the calendar year 2014, $4,669,695 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $4,669,695 or 100% as income qualifying for the corporate dividends-received deduction.

For the calendar year 2014, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates, $4,669,695 or 100% as qualified dividend income.

The foregoing information is presented to assist shareholders in reporting dividends and distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations, which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

CLIPPER FUNDSM	Matters Submitted to a Vote of Shareholders (Unaudited)

A special meeting of shareholders was held on November 26, 2014. The number of votes necessary to conduct the meeting and approve the proposals was obtained. The results of the votes of shareholders are listed below.

Shares outstanding on record date (November 3, 2014):	11,354,445
Total shares voting on November 26, 2014:	10,119,967	(89.1% of shares outstanding)

PROPOSALS
1. Approval of an Agreement and Plan of Reorganization and Termination (the "Agreement") that provides for the reorganization of Clipper Fund, Inc. (the "Old Fund"), a California Corporation, into Clipper Fund (the "New Fund"), a separate series of Clipper Funds Trust (the "Trust"), a Delaware statutory trust. New Fund is a newly created series of the Trust that is designed to be substantially similar, from an investment perspective, to Old Fund. The Agreement contemplates the transfer to New Fund of all the assets of Old Fund in exchange solely for shares of beneficial interest of New Fund and the assumption by New Fund of all of Old Fund's liabilities. The Agreement further contemplates the distribution of such shares to the shareholders of Old Fund, and the liquidation and dissolution of Old Fund.

Number of Shares
For	5,872,624
Against	269,181
Abstain	231,675
Broker Non-Vote	3,746,487

2. Election of Trustees
Number of Shares
William Barr
For	9,684,000
Withheld	435,967
Francisco Borges
For	9,687,319
Withheld	432,647
Andrew Davis
For	9,675,128
Withheld	444,838
Christopher Davis
For	9,682,023
Withheld	437,943
Lawrence Harris
For	9,697,574
Withheld	422,393
Steven Kearsley
For	9,690,457
Withheld	429,509
Katherine L. MacWilliams
For	9,697,632
Withheld	422,334
James McMonagle
For	9,691,732
Withheld	428,235
Richard O'Brien
For	9,689,548
Withheld	430,418

CLIPPER FUNDSM	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about the Fund, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Clipper Fund by phone at 1-800-432-2504. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

CLIPPER FUNDSM	Trustees and Officers

For the purpose of their service as trustees to the Clipper Fund, the business address for each of the trustees is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756.  Each Trustee serves until retirement, resignation, death, or removal. Trustees must retire from the Board of Trustees and cease being a Trustee at the close of business on the last day of the calendar year in which the Trustee attains age 75.

Name (birthdate)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Independent Trustees

William P. Barr (05/23/50)	Trustee	Trustee since 2014	Retired; Of Counsel to Kirkland & Ellis LLP (law firm) until July 2009; Executive Vice President and General Counsel, Verizon (telecommunications company) from 1994 through 2008.	3	Director, Time Warner, Inc. (media and entertainment company); Director, Dominion Resources (energy company); Director, Selected Funds (consisting of two portfolios).

Francisco L. Borges (11/17/51)	Trustee	Trustee since 2014	Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) since March 1999.	3
Trustee, John S. and James L. Knight Foundation; Trustee, Connecticut Public Broadcasting Network; Director, University of Connecticut Health Center; Director, Assured Guaranty Ltd.; Director, Leucadia National Corporation (holding company); Trustee, Millbrook School; Director, Selected Funds (consisting of two portfolios).

Lawrence E. Harris (09/16/56)	Trustee	Director/ Trustee since 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA.	3	Director, Interactive Brokers Group, Inc.; Director, Selected Funds (consisting of two portfolios).

Steven N. Kearsley (09/29/41)	Trustee	Director/ Trustee since 2006	Private Investor, Real Estate Development; Owner, Old Peak Tree Farm.	3	Director, Selected Funds (consisting of two portfolios).

Katherine L. MacWilliams (01/19/56)	Trustee	Trustee since 2014	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company) 2008-2012.	3	Director, Selected Funds (consisting of two portfolios).

James J. McMonagle (10/01/44)	Trustee/ Chair	Trustee since 2014	Of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	3	Director, Owens Corning (producer of residential and commercial building materials); Director/Chair, Selected Funds (consisting of two portfolios).

Richard O'Brien (09/12/45)	Trustee	Trustee since 2014	Retired; Corporate Economist, Hewlett-Packard Co.	3	Director, Selected Funds (consisting of two portfolios).

CLIPPER FUNDSM	Trustees and Officers – (Continued)

Name (birthdate)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Interested Trustees*

Andrew A. Davis (06/25/63)	Trustee	Trustee since 2014	President or Vice President of each Selected Fund and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios); Director, Davis Funds (consisting of 13 portfolios).

Christopher C. Davis (07/13/65)	Trustee	Trustee since 2014	President or Vice President of each Selected Fund, Davis Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of two portfolios); Director, Davis Funds (consisting of 13 portfolios); Director, Graham Holdings Co. (publishing company).

*Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Christopher C. Davis (born 07/13/65, Selected Funds officer since 1998). See description in the section on Inside Trustees.

Kenneth C. Eich (born 08/14/53, Clipper Fund officer since 12/19/05). Executive Vice President and Principal Executive Officer of Clipper Funds Trust (consisting of one portfolio), each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Clipper Fund officer since 12/19/05). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Clipper Funds Trust (consisting of one portfolio), each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Clipper Fund officer since 12/19/05). Vice President and Chief Compliance Officer of Clipper Funds Trust (consisting of one portfolio), each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Clipper Fund officer since 01/01/14). Vice President and Secretary of Clipper Funds Trust (consisting of one portfolio), each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of two portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

CLIPPER FUNDSM

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 55468
Boston, Massachusetts 02205-5468

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Morgan, Lewis & Bockius LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge, upon request, by contacting the Fund at 1-800-432-2504 and on the Fund's website at www.clipperfund.com. Quarterly Fact Sheets are available on the Fund's website at www.clipperfund.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Fund's Board of Directors has determined that independent trustee Steven N. Kearsley qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP ("KPMG") for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2014 and December 31, 2013 were $49,200 and $48,600, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends December 31, 2014 and December 31, 2013 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2014 and December 31, 2013 were $7,920 and $7,200, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2014 and December 31, 2013 were $2,000 and $0, respectively.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of
Rule 2-01 of Regulation S-X.

(f)   Not applicable

(g)
The Funds' independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2014 and December 31, 2013.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1)  The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)  Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUNDS TRUST.

By            /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  February 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By            /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  February 20, 2015

By            /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date:  February 20, 2015